                                                                    EXHIBIT 10.1


                            FIRST FACILITY AMENDMENT



                 FIRST FACILITY AMENDMENT dated as of May 3, 1996 (the "Amendment") among A I M MANAGEMENT GROUP INC. as seller (the "Seller") and as servicer (the "Servicer"), A I M DISTRIBUTORS, INC. (the "Distributor"),
A I M ADVISORS, INC. (the "Advisor"), CITIBANK, N.A., as purchaser (the "Purchaser"), CITIBANK, N.A., as 12b-1 collateral agent (the "12-b Collateral Agent"), CITICORP NORTH AMERICA, INC. (the "Program Agent") and BANKERS TRUST COMPANY, as collection agent (the "Collection Agent").

                              W I T N E S S E T H

                 WHEREAS, the Purchaser, the Program Agent and the Seller have entered into that certain Purchase and Sale Agreement dated as of May 2, 1995 (as supplemented, the "Purchase Agreement");

                 WHEREAS, the Seller, the Purchaser, the Program Agent, the Collection Agent and the 12b-1 Collateral Agent have entered into that certain Collection Agency Agreement dated as of May 2, 1995 (as supplemented, the "Collection Agency Agreement");

                 WHEREAS, the Servicer, the Purchaser and the Program Agent have entered into that certain Servicing Agreement dated as of May 2, 1995 (as supplemented, the "Servicing Agreement");

                 WHEREAS, the Purchaser, the Program Agent and the Distributor have entered into that certain Distributor Undertaking dated as of May 2, 1995 (as supplemented, the "Distributor Undertaking");

                 WHEREAS, the Purchaser, the Program Agent and the Advisor are parties to that certain Advisor Undertaking dated as of May 2, 1995 (as supplemented, the "Advisor Undertaking"); and

                 WHEREAS, the parties to this Amendment desire to, among other things, amend the Purchase Agreement, the Servicing Agreement, the Collection Agency Agreement, the

Distributor Undertaking and the Advisor Undertaking as hereinafter provided;

                 NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto agree as follows:

                 Section 1. Defined Terms.

                 "Amendment Effective Date" means the later to occur of (i) the day on which the Program Agent shall have executed and delivered one or more counterparts of this Amendment and shall have received one or more counterparts of this Amendment executed by each of the parties hereto, and (ii) the conditions precedent set forth in Section 7 hereof shall have been fulfilled.

                 Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Purchase Agreement.

                 Section 2. Amendments to the Purchase Agreement.

                 (a) Section 1.01 of the Purchase Agreement is hereby amended by adding the following definitions in their proper alphabetical order therein:

                   ""Demand Deposit Account" shall have the meaning assigned to such term in Section 4.1 of the Collection Agency Agreement.

                   "Take-out Adjustment Amount" shall mean in connection with a Take-out Transaction, the amount by which the Purchaser's capacity to purchase Receivables has been increased as a result of such Take-out Transaction, as set forth in the related Take-out Notice.

                   "Take-out Notice" shall mean a notice from the Program Agent to the Seller, substantially in the form attached hereto as Exhibit H, stating that the Purchaser has completed a Take-out Transaction and specifying the related Take-out Adjustment Amount."

                   (b) Section 1.01 of the Purchase Agreement is hereby further amended (A) by inserting the words ", the Demand Deposit Account" after the words "Collection Account" in clause (viii) of the definition of "Adverse Effect" set forth therein, and (B) by replacing the definition of "Unamortized Aggregate Purchase Price" set forth therein with the following definition:

                   ""Unamortized Aggregate Purchase Price" shall mean, in respect of the Purchased Receivables as of any date of determination, an amount equal to the aggregate Purchase Prices paid by the Purchaser under this Agreement in respect of all Purchased Receivables, less the sum of (i) the portions of the aggregate amounts paid by each Company and on behalf of the holders of Shares in respect of Contingent Deferred Sales Charges to the Collection Account and distributed to the Purchaser in accordance with the terms of the Collection Agency Agreement through such date of determination which exceeds the accrued and unpaid Purchaser's Assumed yield, and (ii) the sum of each Take-out Adjustment Amount in respect of each Take-out Transaction specified in one or more Take-out Notices which have been acknowledged by the Seller, the Distributor and the Advisor and returned to the Program Agent on or prior to such date of determination."

                   (c) Section 3.02(g) of the Purchase Agreement is hereby amended by inserting the words "the Demand Deposit Account for further credit to" after the words "Collections or Related Collections to" set forth therein.

                   (d) Section 4.01(r) of the Purchase Agreement is hereby amended by inserting the words "the Demand Deposit Account for further credit to" after the words "Related Collections directly to" set forth therein.

                   (e) Section 6.01(p) of the Purchase Agreement is hereby amended by inserting the words "the Demand Deposit Account for further credit to" after the words "remit such funds to" set forth therein.

                   (f) Exhibit E to the Purchase Agreement is hereby amended by replacing the first paragraph following the definitions set forth therein with the following paragraph:

                   "You are hereby directed to make all payments in respect of all amounts (other than Service Fees) paid or payable by the Fund pursuant to the Underwriting Agreement, the Distribution Plan, the

         Prospectus and the Rules of Fair Practice in respect of the Receivables relating to each Fund and all proceeds therefrom (hereinafter, "Payments"), which otherwise would be payable by you to the Distributor on the eleventh (11th) Business Day of each calendar month directly by wire in immediately available funds to the dedicated demand deposit account of Bankers Trust Company (the "Collection Agent") entitled the "Bankers Trust-AIM-Demand Deposit Account", account no. 00-325-892 (the "Demand Deposit Account") established and maintained by the Collection Agent at Four Albany Street, New York, New York 10006, for further transfer by the Collection Agent to the account of the Collection Agent entitled the "Bankers Trust-AIM Collection Account" : Account No. 14781 (the "Collection Account")."

                 (g) Exhibit G to the Purchase Agreement is hereby replaced in its entirety with Annex A hereto.

                 (h) The Purchase Agreement is further amended by inserting Annex B attached hereto as new Exhibit H thereto.

                 Section 3. Amendments to the Servicing Agreement.

                 (a) Section 2.01(a) of the Servicing Agreement is hereby amended by inserting the words "the Demand Deposit Account for further credit to" after the words "cause the applicable Company to pay to" set forth therein.

                 (b) Section 3.03(a) of the Servicing Agreement is hereby amended by inserting the words "determined without regard to clause (ii) of the definition of such term," after the term "Unamortized Aggregate Purchase Price," each time it appears therein.

                 (c) Section 6.02 of the Servicing Agreement is hereby amended by inserting the words "the Demand Deposit Account for further credit to" after the words "shall promptly pay over to" set forth therein.

                 Section 4. Amendments to the Distributor Undertaking.

                 (a) Section 3.01(j) of the Distributor Undertaking is hereby amended (i) by inserting the language "the Demand Deposit Account for further credit to" after the words "for deposit into" set forth therein, and (ii) by replacing the words "Collection Account" appearing after the words "remitted to the" set forth therein with the words "Demand Deposit Account".

                 (b) Clause (i) of Section 3.01(x) of the Distributor Undertaking is hereby amended by inserting the words "the Demand Deposit Account for further credit to" after the words "Transfer Agent to pay to" set forth therein.

                 Section 5. Amendments to the Advisor Undertaking.

                 Section 3.01(i) of the Advisor Undertaking is hereby amended
(i) by inserting the words "the Demand Deposit Account for further credit to" after the words "for deposit into" set forth therein, and (ii) by replacing the words "Collection Account" appearing after the words "remitted to the" set forth therein with the words "Demand Deposit Account".

                 Section 6. Amendments to the Collection Agency Agreement.

                 (a) Section 1(a) of the Collection Agency Agreement is hereby amended by adding the following definition in its proper alphabetical position:

                 ""Demand Deposit Account" shall have the meaning assigned to such term in Section 4.1."

                 (b) Section 2.2 of the Collection Agency Agreement is hereby amended by adding the words "the Demand Deposit or the" after the words "instruments with respect to" set forth in the first sentence thereof.

                 (c) Section 4.1 of the Collection Agency Agreement is hereby replaced in its entirety with the following language:

                 "4.1 Establishment and Maintenance. Concurrently with the execution and delivery of this Agreement, the Collection Agent shall establish (i) an account entitled "Banker's Trust - AIM Collection Account", account no. 14781 (the "Collection Account"), the operation of which shall be governed by this Section 4, and (ii) a dedicated demand deposit account entitled the "Bankers Trust - AIM-Demand Deposit Account", account no. 00-325-892 (the "Demand Deposit Account"). The Collection Agent shall also establish within the Collection Account two separate subaccounts the "Purchaser"s CDSC Portion Subaccount" and the "Seller's CDSC Portion Subaccount" the operation of which shall be governed by this
         Section 4. Each such Subaccount shall be maintained separate and apart from the other Subaccount and the funds remitted to any such Subaccount in accordance with the terms of Section 4.3(a) shall not be commingled with any other funds. The Program Agent and the 12b-1 Collateral Agent hereby appoint the Collection Agent as their agent to hold the Demand Deposit Account and the Collection Account (including without limitation the Subaccounts) and all moneys on deposit therein, with the sole and exclusive right to withdraw or order a transfer of funds from the Demand Deposit Account to the Collection Account and with the sole and exclusive right to withdraw or order a transfer of Deposited Funds from the Collection Account, with full power of substitution, for the purpose of making any such withdrawal or ordering any such transfer of funds from the Demand Deposit Account, and of Deposited Funds from the Collection Account, which appointment is coupled with an interest and is irrevocable, all in accordance with the terms of this Agreement. Neither the Purchaser, the Program Agent, the Distributor, the Seller nor the 12b-1 Collateral Agent shall have any right of withdrawal from the Demand Deposit Account or the Collection Account (including without limitation the Subaccounts), but may request application of amounts on deposit in the Collection Account be made strictly in accordance with the terms of this Section 4."

                 (d) Section 4.2(a) of the Collection Agency Agreement is hereby amended by inserting the language "the Demand Deposit Account for transfer" after the words "shareholders of each Fund to" set forth therein.

                 (e) Section 4.2 of the Collection Agency Agreement is further amended by adding the following paragraph after Section 4.2(b) thereof:

                 "(c) The Collection Agent agrees that no funds other than Collections and Related Collections and other funds to be remitted to the Demand Deposit Account pursuant to the terms of the Program Documents shall be deposited in the Demand Deposit Account. The Collection Agent further agrees to promptly transfer all amounts remitted to the Demand Deposit Account to the Collection Account".

                 Section 7. Conditions Precedent to Effectiveness of this Amendment.

                 The occurrence of the Amendment Effective Date shall be subject to the fulfillment of each of the following conditions precedent:

                 (a) this Amendment shall have been duly executed by the parties hereto and shall be in full force and effect, and the Program Agent shall have received a fully executed copy of this Amendment; and

                 (b) the Program Agent shall have received an amendment to each Irrevocable Payment Instruction dated as of the date hereof, executed by the Distributor, each Company and the Transfer Agent, in substantially the form of Annex C hereto.

                 Section 8. Execution in Counterparts.

                 This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute but one and the same amendment.

                 Section 9. Governing Law.

                 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 Section 10. Severability of Provisions.

                 Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                 Section 11. Captions.

                 The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                        A I M MANAGEMENT GROUP INC.


                                        By:  /s/ CHARLES T. BAUER
                                           -----------------------------------
                                        Name: Charles T. Bauer
                                        Title:


                                        CITIBANK, N.A.,
                                          as Purchaser


                                        By:  /s/ WILLIAM P. HENSON
                                           -----------------------------------
                                        Name:
                                        Title:


                                        CITIBANK, N.A.,
                                          as 12b-1 Collateral Agent


                                        By:  /s/ JOHN J. MACDONALD
                                           -----------------------------------
                                        Name:  John J. MacDonald
                                        Title: Attorney-in-fact


                                        CITIBANK NORTH AMERICA, INC.
                                          as Program Agent


                                        By:  /s/ WILLIAM P. HENSON
                                           -----------------------------------
                                        Name:
                                        Title:


                                        BANKERS TRUST COMPANY,
                                          as Collection Agent


                                        By:  /s/ LOUIS BODI
                                           -----------------------------------
                                        Name:  Louis Bodi
                                        Title: Assistant Vice President

                                        A I M DISTRIBUTORS, INC.


                                        By:  /s/ MICHAEL J. CEMO
                                           -----------------------------------
                                        Name:  Michael J. Cemo
                                        Title:


                                        A I M ADVISORS, INC.,
                                          as Advisor


                                        By:  /s/ ROBERT H. GRAHAM
                                           -----------------------------------
                                        Name:  Robert H. Graham
                                        Title:

                                                                         ANNEX A



                                   EXHIBIT G
                         TO PURCHASE AND SALE AGREEMENT


              PROCEDURES FOR ALLOCATING RECEIVABLES AND SHARES


            Receivables in respect of each Fund shall be allocated between Purchased Receivables and Receivables which do not constitute Purchased Receivables in accordance with the rules set forth in clauses (A), (B) and (C) below. Clause (A) attributes each Share either to the Seller or to the Purchaser. Clauses (B) and (C) allocate Receivables to the Purchaser and the Seller with reference to the Shares which have been attributed to each in accordance with clause (A).

            (A)  Attribution of Shares:    Shares of each Fund outstanding from
time to time shall be attributed to either the Purchaser or the Seller in accordance with the following rules:

            (1)  Commission Shares:   Each Commission Share is specifically
tracked by the records maintained by the Transfer Agent with reference to an "original issuance date" of the Commission Share in question or of the Commission Share from which the Commission Share in question derived through one or more Permitted Free Exchanges.

            The following Commission Shares outstanding from time to time shall be attributed to the Purchaser: (a) Commission Shares issued other than in a Permitted Free Exchange, the issuance of which occurs on or after the Inception Date and on or prior to the last Sale Cutoff Date, and (b) Commission Shares issued in a Permitted Free Exchange for Shares of another Fund which were attributed to the Purchaser in accordance with this paragraph (1) of this clause (A), in each case determined in accordance with the records maintained by the Transfer Agent.

            The following Commission Shares outstanding from time to time shall be attributed to the Seller: (a) Commission Shares issued other than in a Permitted Free Exchange, the issuance of which occurs prior to the Inception Date or after the last Sale Cutoff Date, and (b) Commission Shares issued in a Permitted Free Exchange for Shares of another Fund which were attributed to Seller in accordance with this paragraph (1) of this clause (A), in each case determined in accordance with the records maintained by the Transfer Agent.

            (2) Free Shares. Free Shares are not specifically tracked by the Transfer Agent and accordingly, the number of Free Shares of each Fund outstanding from time to time shall be attributed to the Purchaser and the Seller in accordance with records maintained by the Servicer in accordance with this paragraph (2) of this clause (A).

            All Free shares which are AIM Shares outstanding immediately prior to the Inception Date for such Fund will be attributed to the Seller.

(a) Free Shares which are AIM Shares issued on any date on or after the Inception Date for such Fund shall be attributed to the Purchaser in a number computed as follows:

    FS  X (PCS + PFS)
          -----------
          (FCS + FFS)

    where:

    FS        =  AIM Shares that are Free Shares issued on such date

    PCS + PFS =  Commission Shares and Free Shares which are AIM Shares attributed to the Purchaser and outstanding as of the close of business on the immediately preceding date.

    FCS + FFS =  Total number of Commission Shares and Free Shares which are
                 AIM shares outstanding as of the close of business on the immediately preceding date.

    The balance of such AIM Free Shares issued on such date shall be attributed to the Seller.

(b) (i)      On the opening of the first business day of each calendar month, all Free Shares which are Merrill Lynch Omnibus Shares outstanding as of the close of business on the last day of the immediately preceding calendar month shall be reattributed among the Purchaser and the Seller as follows. Such Share will be reattributed to Purchaser in a number computed as follows:

       MFS X PMCS
             ----
             FMCS

       where:

       MFS = Total number of Free Shares which are Merrill Lynch Omnibus Shares which are outstanding as of the close of business on the last day of the immediately preceding calendar month.

       PMCS = Commission Shares which are Merrill Lynch Omnibus Shares attributed to the Purchaser and outstanding as of the close of business on the last day of the immediately preceding calendar month.

       FMCS = Total number of Commission Shares which are Merrill Lynch Omnibus Shares outstanding as of the close of business on the last day of the immediately preceding calendar month.

       The balance of such Free Shares which are Merrill Lynch Omnibus Shares shall be reattributed to the Seller.

       This calculation shall be used to establish the monthly beginning balance of Commission Shares and Free Shares which are Merrill Lynch Omnibus Shares which are attributed to Purchaser and Seller.

       (ii) Free Shares which are Merrill Lynch Omnibus Shares issued during any calendar month on or after the Inception Date for such Fund shall be attributed to the Purchaser as of the end of such calendar month in a number computed as follows:

       MFS X PMCS + PMFS
             -----------
             FMCS + FMFS

       where:

       MFS = Merrill Lynch Omnibus Shares which are Free Shares issued during such calendar month.

       PMCS+PMFS =      Commission Shares and Free Shares which are Merrill
                        Lynch Omnibus Shares deemed to be attributed to the Purchaser and outstanding as of the opening of business on the first day of such calendar month in accordance with (b) (i) above.

       FMCS+FMFS =      Total number of Commission Shares and Free Shares which
                        are Merrill Lynch Omnibus Shares outstanding as of the close of business on the last day of the immediately preceding calendar month.

       The balance of such Free Shares which are Merrill Lynch Omnibus Shares issued during such calendar month shall be attributed to the Seller.

   (c) Free Shares which are AIM Shares redeemed on any date shall be attributed to the Purchaser in a number computed as follows:

       FSR X PFS
             ---
             FFS

       where:

       FSR  =    AIM shares which are Free Shares redeemed on such date.

       PFS  =    AIM Shares which are Free Shares attributed to the Purchaser and outstanding as of the close of business on the immediately preceding date.

       FFS  =    Total number of AIM Shares which are Free Shares outstanding as of the close of business on the immediately preceding date.

       The balance of such AIM Shares which are Free Shares redeemed on such date shall be attributed to the Seller.

   (d) Free Shares which are Merrill Lynch Omnibus Shares redeemed during any calendar month shall be attributed to the Purchaser in a number computed as follows:

       MFSR X PMFS
              ----
              FMFS

       where:

       MFSR = Free Shares which are Merrill Lynch Omnibus Shares redeemed during such calendar month.

       PMFS = Free Shares which are Merrill Lynch Omnibus Shares are deemed to be attributed to the Purchaser and outstanding as of the opening of business on the first day of such calendar month in accordance with (b)(1) above.

       FMFS = Total number of Free Shares which are Merrill Lynch Omnibus Shares outstanding as of the opening of business on the first day of such calendar month.

       The balance of such Free Shares which are Merrill Lynch Omnibus Shares redeemed during such calendar month shall be attributed to the Seller.

                 (3) Timing of Attributions. The foregoing attributions of Shares shall be made on a daily basis in respect of all Shares other than Merrill Lynch Omnibus Shares. The attributions of Merrill Lynch Omnibus Shares shall be made on a calendar month basis on or prior to the tenth (10th) Business Day of the immediately succeeding calendar month.

                 (B)    Receivables Constituting Contingent Deferred Sales
Charges: Receivables constituting Contingent Deferred Sales Charges will be allocated to the Purchaser and the Seller depending upon whether the related redeemed Shares were attributed to the Purchaser or the Seller in accordance with clause (A) above. Contingent Deferred Sales Charges relating to Shares other than Merrill Lynch Omnibus Shares shall be allocated between the Purchaser and the Seller on or prior to the second Business Day of the immediately succeeding calendar week in which they are remitted to the Collection Account, unless in accordance with the Collection Agency Agreement, the Program Agent or the 12b-1 Collateral Agent requires a more frequent allocation. Contingent Deferred Sales Charges relating to Merrill Lynch Omnibus Shares shall be allocated between the Purchaser and the Seller on or prior to the tenth (10th) Business Day of the calendar month immediately succeeding the calendar month in which they are remitted to the Collection Account, unless in accordance with the Collection Agency Agreement more frequent allocations are required.

                 (C) Receivables Constituting Asset Based Sales Charges: The Asset Based Sales Charges accruing to the Purchaser during any calendar month shall be computed and allocated as follows:

                        A    X    (B + C)/2
                                  ---------
                                  (D + E)/2

                 where:

                 A.     =       Total amount of Asset Based Sales Charges
                                accrued during such calendar month.

                 B.     =       Shares attributed to the Purchaser and
                                outstanding, as of the close of business on the last day of the immediately preceding calendar month, times Net Asset Value per Share as of such time.

                 C.     =       Shares attributed to the Purchaser and
                                outstanding, as of the close of business on the last day of such calendar month, times Net
                                Asset Value per Share as of such time.

                 D.     =       Total AIM Shares and Merrill Lynch Omnibus
                                Shares outstanding as of the close of business on the last day of the immediately preceding calendar month, times Net Asset Value per Share as of such time.

                 E.     =       Total AIM Shares and Merrill Lynch Omnibus
                                Shares outstanding as of the close of business on the last day of such calendar month, times
                                Net Asset Value per Share as of such time.

                 The balance of the Asset Based Sales Charges of such Fund accruing during such calendar month shall be allocated to the Seller. The allocations contemplated by this paragraph shall be made on or prior to the tenth (10th) Business Day of the immediately following calendar month.

                 (D) In General. For purposes of the foregoing: (1) Shares will be deemed to be issued and redeemed in accordance with the rules used by the Transfer Agent for each Fund. All computations and allocations included in this Exhibit G shall be reported in the relevant Purchaser Report; and (2) notwithstanding anything to the contrary set forth above: (i) all Shares of any Fund attributed to the Seller with reference to Commission Shares issued prior to the Inception Date for such Fund shall be deemed to have been redeemed at the point in time when the aggregate amount of the Contingent Deferred Sales Charges and Asset Based Sales Charges theretofore allocated to the Seller in respect of such Shares shall equal the Maximum Aggregate Sales Charge Allowable in respect of the Shares of such Fund on the assumption that the only Commission Shares issued by such Fund were the Commission Shares of such Fund issued prior to the Inception Date for such Fund which were attributed to Seller through such point in time; and (ii) all Shares of any Fund attributed to the Purchaser shall be deemed to have been redeemed at the point in time when the Collection Agency Agreement terminates in accordance with Section 14 thereof.

                                                                         ANNEX B

                                                                       EXHIBIT H
                            FORM OF TAKE-OUT NOTICE


                                                            [Date]

A I M Management Group Inc.
A I M Distributors, Inc.
A I M Advisors, Inc.
11 Greenway Plaza, Suite 1919
Houston, Texas 77046

Ladies and Gentlemen:

                 Pursuant to that certain Purchase and Sale Agreement dated as of May 2, 1995 (as amended and supplemented, the Purchase Agreement) among AIM Management Group Inc., Citibank N.A. and the undersigned Citicorp North America, Inc., we hereby deliver this Take-Out Notice advising you that the Purchaser completed a Take-out Transaction [stipulate transaction]. The "Take-out Adjustment Amount" in connection with such Take-out Transaction is $___________. Capitalized terms used herein and which are not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

                                        Very truly yours,

                                        Citicorp North America, Inc.,
                                            as Program Agent


                                        By:
                                           -----------------------------------
                                           Authorized Signatory

Acknowledged and
agreed as of the date
first written above:

A I M Management Group, Inc.


By:
   -----------------------------------
    Authorized Signatory

A I M Distributors, Inc.


By:
   -----------------------------------
    Authorized Signatory

A I M Advisors, Inc.


By:
   -----------------------------------
    Authorized Signatory

                                                                         ANNEX C


                  AMENDMENT TO IRREVOCABLE PAYMENT INSTRUCTION


                                        Dated as of May 3, 1996


                 Reference is made to that certain Irrevocable Payment Instruction as acknowledged and agreed to as of ______________, 1995 (the "Instruction") from A I M Distributors, Inc. and A I M Management Group Inc. to [INSERT NAME OF COMPANY] and A I M Fund Services, Inc.

                 Each of the undersigned hereby agrees that the Instruction is hereby amended by replacing the first paragraph following the definitions set forth therein with the following paragraph:

                 "You are hereby directed to make all payments in respect of all amounts (other than Service Fees) paid or payable by the Fund pursuant to the Underwriting Agreement, The Distribution Plan, the Prospectus and the Rules of Fair Practice in respect of the Receivables relating to each Fund and all proceeds therefrom (hereinafter, "Payments"), which otherwise would be payable by you to the Distributor on the eleventh (11th) Business Day of each calendar month directly by wire in immediately available funds to the dedicated demand deposit account of Bankers Trust Company (the "Collection Agent") entitled the "Bankers Trust-AIM- Demand Deposit Account", account no. 00-325-892 (the "Demand Deposit Account") established and maintained by the Collection Agent at Four Albany Street, New York, New York 10006, for further transfer by the Collection Agent to the account of the Collection Agent entitled the "Bankers Trust-AIM Collection Account" : Account No. 14781 (the "Collection Account")."

                 This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute but one and the same amendment.

                 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                        A I M DISTRIBUTORS, INC.


                                        By:
                                           -----------------------------------
                                                Authorized Signatory


                                        A I M MANAGEMENT GROUP INC.


                                        By:
                                           -----------------------------------
                                                Authorized Signatory


                                        A I M FUND SERVICES INC.


                                        By:
                                           -----------------------------------
                                                Authorized Signatory


                                        [INSERT NAME OF COMPANY]


                                        By:
                                           -----------------------------------
                                                Authorized Signatory
Acknowledged and agreed
to as of the date
first written above:

CITIBANK, N.A.,
 as Purchaser


By:
   -----------------------------------
    Authorized Signatory


CITIBANK, N.A.,
 as 12b-1 Collateral Agent


By:
   -----------------------------------
     Authorized Signatory


CITICORP NORTH AMERICA, INC.,
 as Program Agent


By:
   -----------------------------------
    Authorized Signatory




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